Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Net operating loss from operations	$ 270,807	$ 245,534
Accrued bonus and commissions	26,704	25,164
Intangible assets transfer	286	538
Others	14,784	10,307
Total deferred tax assets	312,581	281,543
Less: Valuation allowance	(285,225)	(256,347)	$ (216,174)	$ (153,559)
Net deferred tax assets	27,356	25,196
Deferred tax liabilities
Withholding tax for Dividend	(79,824)	(30,992)
Deferred U.S. tax	0	(5,498)
Intangible assets from business acquisitions	(1,087)	(1,247)
Others	(4,353)	(5,655)
Total deferred tax liabilities	$ (85,264)	$ (43,392)